EXHIBIT 10.8

                          SECURITY AND PLEDGE AGREEMENT

      AGREEMENT, dated November 19, 1998 by and between Steven K. Budd and Norma Jean Budd (collectively "Budd") and Professional Detailing, Inc., a Delaware corporation ("PDI").

      WHEREAS, PDI has agreed to lend to Budd the sum of $250,000.00 in connection with Budd's relocation and purchase of a primary residence (the "Loan"); and

      WHEREAS, PDI has on the date hereof advanced to Budd the sum of $100,000.00 in furtherance of the Loan; and

      WHEREAS, Budd has on the date hereof delivered to PDI a promissory note in the principal amount of $100,000.00, a copy of which is annexed hereto as Exhibit A ("Note A"), evidencing a loan in the principal amount of $100,000.00 from PDI to Budd; and

      WHEREAS, PDI has agreed to advance to Budd the further sum of $150,000.00 in conjunction with Budd's closing on the purchase of his residence against delivery to PDI of a promissory note in the principal amount of $150,000.00, in the form annexed hereto as Exhibit B ("Note B"), evidencing a loan in the principal amount of $150,000.00 from PDI to Budd (Note A and Note B are collectively referred to herein as the "Notes"); and

      WHEREAS, Budd has agreed to pledge as security for the repayment of the debt evidenced by the Notes an option to purchase 39,189 shares of PDI common stock, par value $.01 per share (the "Common Stock"), which was granted to Steven K. Budd pursuant to a Stock Option Agreement dated January 3, 1997 (the "Options") together with any shares of Common Stock issued upon exercise thereof (the "Shares").

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Security Interest in Pledged Securities.

      (a) Budd hereby grants to PDI, as collateral security for the performance of his obligations under the Notes, a security interest in the Option and Shares, if any, and all profits, dividends and other distributions with respect to or other rights in connection therewith (collectively, the "Collateral").

      (b) Budd hereby agrees that upon exercise of the Option he shall deliver, transfer, convey and assign to, and pledge and hypothecate with PDI the certificate(s) representing the Shares. In furtherance of the security interest granted hereunder, simultaneous with the execution hereof, Budd shall deliver to PDI a signature guaranteed stock power(s) duly executed in blank in proper form for transfer. Budd hereby covenants and agrees that the certificate representing any Shares issued upon exercise of the Option shall (a) contain a legend on its face evidencing the security interest granted hereby; and (b) shall be delivered directly to the Company to be held in accordance with the terms hereof.

      2. Sale of Security in Satisfaction of Notes.

      In the event Budd desires to sell all or a portion of the Shares issuable upon exercise of the Option, the proceeds of such sale shall be used to satisfy the indebtedness evidenced by the Notes. Upon such event, the Common Stock shall be delivered to Morse, Zelnick, Rose & Lander, LLP as escrow agent ("MZRL"). MZRL shall deliver the Common Stock to such selling broker as Budd shall designate, upon receipt in writing from such broker of an undertaking that the net proceeds of the sale of the Common Stock will be delivered to MZRL, as escrow agent. Upon receipt of such proceeds, MZRL shall deliver to PDI by wire transfer the amount of any unpaid principal and accrued interest on the Notes then due and payable plus any other amount then due and owing from Budd to PDI under the Notes. The balance of such sales proceeds, if any, shall be paid by wire transfer to Budd.


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

      3. Rights and Remedies of PDI.

      If at any time hereafter, an Event of Default (as defined in the Notes) shall have occurred, then:

      3.1 Voting Dividends, etc.

      PDI shall have all voting and consensual powers pertaining to the Shares. In order to permit PDI to exercise such voting or other powers, Budd shall, upon the written request of PDI, from time to time execute and deliver to PDI appropriate proxies.

      3.2 Registration in Name of PDI.

      PDI shall have the right at any time and from time to time thereafter to transfer any of the Shares into its name or the name of a nominee or nominees. Nothing contained in this Section 3.2 shall deprive Budd of any rights of redemption provided by law.

      3.3 Sale of Collateral.

      In addition to any other rights and remedies which PDI may have, it may immediately and without demand exercise any and all rights and remedies granted to a secured party upon the occurrence of an Event of Default under the Uniform Commercial Code.

      3.4 Duty with Respect to Collateral.

      The duty of PDI and MZRL with respect to the Collateral shall be solely to use reasonable care in the physical custody and preservation thereof, and PDI and MZRL shall not be under any obligation to take any action in regard to the Collateral or any part thereof, except as provided herein.

      3.5 Application of Proceeds.

      PDI shall apply the purchase price or other monies collected, received or held by it in respect of the Collateral in the following order: (a) to the payment of all costs, expenses, liabilities and advances, including reasonable attorneys' fees and disbursements, incurred or made by PDI in the protection, exercise, or enforcement of its interests, rights, powers, or remedies hereunder upon the occurrence of any Event of Default; (b) to the payment of the


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

unpaid principal of and accrued interest on the Notes then due and payable; (c) to the payment of any other amounts due from Budd to PDI; and (d) the remainder, if any, to Budd.

      3.6 Return of Collateral.

      PDI shall return to Budd all Collateral then held by it pursuant to this Agreement and any transfer documents executed by Budd with respect thereto, as soon as there shall be no amounts unpaid or otherwise owing to PDI under the Notes or this Agreement. The Collateral so returned shall not, as the result of any transaction entered into or action taken by PDI, be subject to any lien, encumbrance, attachment or other state of facts which result in any diminution of the title of Budd therein, but shall otherwise be returned without recourse upon or warranty by PDI.

      4. Miscellaneous.

      4.1 PDI Appointed Attorney-in-Fact.

      Budd hereby constitutes and appoints, effective as of the occurrence of an Event of Default and while the same is continuing, PDI as attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument, including without limitation, financing statements and instruments of assignment in the case of a sale of Collateral upon default, which PDI may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. If Budd shall fail to do any act or thing which it has covenanted to do hereunder, PDI, as attorney-in-fact or in its own right, may (but shall not be obligated to) do the same or cause it to be done.

      4.2 No Waiver, etc.

      No action taken by PDI shall be deemed to constitute a waiver by PDI of compliance by Budd with any representation, warranty, covenant, or agreement contained in this Agreement. No course of dealing between the parties hereto and no failure or delay on the part of PDI in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right, power or privilege. The rights and remedies provided in this Agreement are cumulative and are in addition to, and not exclusive of, any


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

other rights or remedies provided by law, in equity, by statute, or otherwise. No notice to or demand on Budd in any case shall entitle Budd to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of PDI to take any other or further action in any circumstances without notice or demand. The waiver of a breach of any provision of this Agreement or of an Event of Default shall not operate or be construed as a waiver of any subsequent breach or Event of Default.

      4.3 Notices.

      All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the parties hereto as follows: to Budd at 1333 Lexington Drive, Yardley, PA 19067; to PDI at 10 Mountainview Road, Upper Saddle River, New Jersey 07458, Attn: Chief Financial Officer; with a copy to Morse, Zelnick, Rose & Lander, LLP 450 Park Avenue, New York, New York 10022, Attn:
Kenneth S. Rose, Esq.

      4.4 Severability.

      The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remainder of this Agreement or the reminder of such provision. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

      4.5 Section and Other Headings.

      The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

      4.6 Execution in Counterparts.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


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

      4.7 Choice of Law.

      This agreement shall be governed by the laws of the State of New Jersey.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the date first above written.

                                          ---------------------------------
                                                Steven K. Budd

                                          ---------------------------------
                                                Norma Jean Budd

                                          PROFESSIONAL DETAILING, INC.

                                          By: ________________________________
                                              Brian Boyle,
                                              Chief Financial Officer


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

                                    NOTE "A"

                                 PROMISSORY NOTE

                           THIS NOTE IS NON-NEGOTIABLE

$100,000.00                                       Upper Saddle River, New Jersey
                                                  November 19, 1998

      STEVEN K. BUDD and NORMA JEAN BUDD (collectively "Budd"), residing at 1333 Lexington Drive, Yardley, PA 19067, FOR VALUE RECEIVED, hereby jointly and severally promise to pay to PROFESSIONAL DETAILING INC., a Delaware corporation ("Noteholder"), at the offices of the Noteholder at 10 Mountainview Road, Upper Saddle River, New Jersey 07458 (or such other address as is designated in writing by the Noteholder) on December 31, 2008 (or such sooner time as provided below) the principal amount of One Hundred Thousand and 00/100 ($100,000.00) Dollars, together with all accrued but unpaid interest thereon, in lawful money of the United States of America.

      The unpaid principal balance of this Promissory Note shall bear interest at the rate of 5.5% per annum, payable quarterly in arrears and shall be payable on each January 30th, April 30th, July 30th, and October 30th during the term of this Promissory Note. The first payment shall be made on Januar 30, 1999. Interest shall be payable at the offices of the Noteholder as set forth above by check or money order payable directly to Noteholder. In the event of an Event of Default (as defined below) the rate of interest from and after the date of such Event of Default shall be 18% per annum until such Event of Default shall no longer be continuing.

      If this Promissory Note, or any payment hereunder, falls due on a Saturday, Sunday or a State of New Jersey public holiday, this Promissory Note shall fall due or such payment shall be made on the next succeeding business day.

      This Promissory Note may be prepaid in whole or in part at any time.

      Budd waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Promissory Note, and all of the notices not expressly provided for herein in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Promissory Note.

      This Promissory Note is not subject to setoff.

      Upon the occurrence of any of the following specified Events of Default (each an "Event of Default"):

      1. The failure to make any payment of interest or principal on the due date therefor or within five (5) business days of receipt of written notice of such nonpayment; or

      2. Budd, pursuant to or within the meaning of Title 11, U.S. Code or any similar federal or state law for the relief of debtors (a "Bankruptcy Law"):

            A.    commences a voluntary case or proceeding;

            B. consents to the entry of an order for relief against it in an involuntary case proceeding;

            C. consents to the appointment of a custodian, receiver or other similar official for it or for all or substantially all of its property; or

            D.    makes a general assignment for the benefit of its creditors;

THEN, AND IN ANY SUCH EVENT, AND AT ANY TIME THEREAFTER IF ANY EVENT OF DEFAULT SHALL THEN BE CONTINUING, THE NOTEHOLDER BY WRITTEN NOTICE TO BUDD MAY DECLARE THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED BUT UNPAID INTEREST THEREON TO BE DUE, WHEREUPON THE SAME SHALL FORTHWITH BECOME DUE AND PAYABLE.

      If an Event of Default occurs, Budd shall pay all of the Noteholder's costs and expenses relating to the enforcement of this Promissory Note, including, but not limited to, reasonable attorneys' fees.

      In the event that Steven K. Budd's employment by Professional Detailing, Inc. is terminated, voluntarily or involuntarily and with or without cause, the entire unpaid principal amount of this Note shall immediately become due and owing.

      The indebtedness evidenced by this Promissory Note is secured by a pledge of certain options to purchase shares of common stock, par value $.01 per share, of Professional Detailing, Inc. pursuant to that certain Stock Option Agreement between the Noteholder and Steven K. Budd dated January 2, 1997 as provided for in the Security and Pledge Agreement between Budd and the Noteholder of even date herewith.

      All notices provided for herein shall be deemed given if sent by certified mail, return receipt requested, to the address of the party set forth above, or to such other address as designated in writing to the other party.

                                          ---------------------------------
                                                     Steven K. Budd

                                          ---------------------------------
                                                     Norma Jean Budd


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

                                     NOTE B

                                 PROMISSORY NOTE

                           THIS NOTE IS NON-NEGOTIABLE

$150,000.00                                       Upper Saddle River, New Jersey
                                                  February 22, 1999

      STEVEN K. BUDD and NORMA JEAN BUDD (collectively "Budd"), residing at 1333 Lexington Drive, Yardley, PA 19067, FOR VALUE RECEIVED, hereby jointly and severally promise to pay to PROFESSIONAL DETAILING INC., a Delaware corporation ("Noteholder"), at the offices of the Noteholder at 10 Mountainview Road, Upper Saddle River, New Jersey 07458 (or such other address as is designated in writing by the Noteholder) on December 31, 2008 (or such sooner time as provided below) the principal amount of One Hundred Fifty Thousand and 00/100 ($150,000.00) Dollars, together with all accrued but unpaid interest thereon, in lawful money of the United States of America.

      The unpaid principal balance of this Promissory Note shall bear interest at the rate of 5.5% per annum, payable quarterly in arrears and shall be payable on each April 30th, July 30th, October 30th and January 30th during the term of this Promissory Note. The first payment shall be made on April 30, 1999. Interest shall be payable at the offices of the Noteholder as set forth above by check or money order payable directly to Noteholder. In the event of an Event of Default (as defined below) the rate of interest from and after the date of such Event of Default shall be 18% per annum until such Event of Default shall no longer be continuing.

      If this Promissory Note, or any payment hereunder, falls due on a Saturday, Sunday or a State of New Jersey public holiday, this Promissory Note shall fall due or such payment shall be made on the next succeeding business day.

      This Promissory Note may be prepaid in whole or in part at any time.

      Budd waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Promissory Note, and all of the notices not expressly provided for herein in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Promissory Note.

      This Promissory Note is not subject to setoff.

      Upon the occurrence of any of the following specified Events of Default (each an "Event of Default"):

      3. The failure to make any payment of interest or principal on the due date therefor or within five (5) business days of receipt of written notice of such nonpayment; or

      4. Budd, pursuant to or within the meaning of Title 11, U.S. Code or any similar federal or state law for the relief of debtors (a "Bankruptcy Law"):

            E.    commences a voluntary case or proceeding;

            F. consents to the entry of an order for relief against it in an involuntary case proceeding;

            G. consents to the appointment of a custodian, receiver or other similar official for it or for all or substantially all of its property; or

            H.    makes a general assignment for the benefit of its creditors;

THEN, AND IN ANY SUCH EVENT, AND AT ANY TIME THEREAFTER IF ANY EVENT OF DEFAULT SHALL THEN BE CONTINUING, THE NOTEHOLDER BY WRITTEN NOTICE TO BUDD MAY DECLARE THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED BUT UNPAID INTEREST THEREON TO BE DUE, WHEREUPON THE SAME SHALL FORTHWITH BECOME DUE AND PAYABLE.

      If an Event of Default occurs, Budd shall pay all of the Noteholder's costs and expenses relating to the enforcement of this Promissory Note, including, but not limited to, reasonable attorneys' fees.

      In the event that Steven K. Budd's employment by Professional Detailing, Inc. is terminated, voluntarily or involuntarily and with or without cause, the entire unpaid principal amount of this Note shall immediately become due and owing.

      The indebtedness evidenced by this Promissory Note is secured by a pledge of certain options to purchase shares of common stock, par value $.01 per share, of Professional Detailing, Inc. pursuant to that certain Stock Option Agreement between the Noteholder and Steven K. Budd dated January 2, 1997 as provided for in the Security and Pledge Agreement between Budd and the Noteholder dated November 19, 1998.

      All notices provided for herein shall be deemed given if sent by certified mail, return receipt requested, to the address of the party set forth above, or to such other address as designated in writing to the other party.

                                          ---------------------------------
                                                     Steven K. Budd

                                          ---------------------------------
                                                     Norma Jean Budd


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